UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2006

Diversified Financial Resources Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-22373
(Commission File Number)

58-2027283
(I.R.S. Employer Identification No.)

Fu Xi Technology & Industry Park, Nan Feng County
Jiang Xi Province, P. R. China
(Address of Principal Executive Offices) (Zip Code)

(86794) 326-6199
(Registrant's Telephone Number, Including Area Code)

Copies to:
Greentree Financial Group, Inc.
2610 N. Palm Aire Drive
Pompano Beach, FL 33069
(954) 975-9601 Tel
(954) 979-6695 Fax

This current report on Form 8-K/A ("Current Report") is filed by Diversified Financial Resources Corp., a Nevada corporation (“Registrant”), in connection with the items described below. It amends the current report on Form 8-K, dated June 1, 2006, which was filed by Registrant with the Commission on June 2, 2006.

Item 9.01 Financial Statements and Exhibits.

On April 1, 2006, Registrant and predecessor of Registrant, executed a Plan of Exchange ("Agreement"), between and among Registrant, Jiang Xi Tai Na Guo Ye You Xian Gong Si, a corporation organized and existing under the laws of the Peoples' Republic of China ("Tai Na"), the shareholders of Tai Na ("Tai Na Shareholders") and the majority shareholder of Registrant ("Majority Shareholder").

On May 31, 2006, pursuant to the Agreement, the Majority Shareholder of Registrant delivered the 13,150 convertible Series A preferred shares and 12,100,000 non-convertible Series B preferred shares of Registrant to the Tai Na Shareholders in exchange for total payments of $500,000 in cash. Registrant also issued to the Tai Na Shareholders an amount equal to 375,000,000 new investment shares of common stock of Registrant pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered Tai Na capital. Upon completion of the exchange, Tai Na will become a wholly-owned subsidiary of Registrant.

Pursuant to and at the closing of the Agreement, which occurred on May 31, 2006, Registrant authorized Interwest Transfer Co., Inc., its transfer agent, to issue to the Tai Na Shareholders, 375,000,000 shares of common stock of Registrant pursuant to Regulation S under the Securities Act of 1933, as amended, equivalent to 99% of Registrant's then outstanding common stock, in exchange for all of the shares of capital stock of Tai Na owned by the Tai Na Shareholders. Upon completion of the physical exchange of the share certificates, Tai Na will become a wholly-owned subsidiary of Registrant. In connection with the Agreement, Tai Na and/or the Tai Na Shareholders have agreed, pursuant to a trust arrangement established under Chinese law, to transfer all of the 375,000,000 shares of common stock to be issued to them as a result of the closing, on a pro rata basis and in a Regulation S offering, to approximately 3,000 shareholders of Huang Jia Nan Feng Mi Ji Ke Ji Gu Fen You Xian Gong Si ("Nan Feng Orange"), the Chinese company that owns the leasehold interest and certain improvements in Tai Na. Tai Na's principal business is the production and sale of orange juice and juice beverages and its principal address is Fu Xi Technology & Industry Park, Nan Feng County, Jiang Xi Province, P. R. China. According to Chinese counsel, this transaction structure is legally permissible under Chinese law for consummation of this transaction with Nan Feng Orange.

As previously reported, the Agreement contemplated that the exchange transaction would not be immediately consummated, but would close according to the terms set forth in an Escrow Agreement dated April 1, 2006 ("Escrow Agreement"). The Escrow Agreement provided that the exchange transaction would be consummated when and if (i) all necessary filings are made with the Securities and Exchange Commission and other state regulatory authorities to effect the exchange transaction, (ii) the two beneficial shareholders of Registrant receive total payments of $30,000 in cash, (iii) the remaining liabilities of Registrant are settled (or escrowed), including but not limited to the $120,000 settlement payment to the Securities and Exchange Commission, and (iv) the 13,150 convertible Series A preferred shares and 12,100,000 non-convertible Series B preferred shares of Registrant are delivered to the Tai Na Shareholders. All of these conditions to closing have been met, and Registrant, Tai Na, the Tai Na Shareholders and the Majority Shareholders of Registrant declared the exchange transaction consummated on May 31, 2006.

The financial statements of Tai Na presented in this Form 8-K/A emphasize that Tai Na is a young company with relatively limited exposure to trading and distributing non-alcoholic and alcoholic beverages in the P. R. China. It is however important to note that although Tai Na was just established on October 28, 2005 as a limited liability company, Tai Na was formed in contemplation of the consummation of a reverse merger transaction with a publicly traded company in the United States. This transaction structure was adopted because Chinese counsel to Nan Feng Orange advised that the laws and policies of the P. R. China would not permit a similar domestic transaction thus an alternative approach would have to be sought out. Accordingly, despite Tai Na’s short existence, in actuality Nan Feng Orange began its business in manufacturing, trading and distributing non-alcoholic and alcoholic beverages in the P. R. China in 1999, and its sales networks cover most of the Northern provinces of the P. R. China.

The sole purpose of this Form 8-K amendment is to provide the financial statements of Tai Na as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which (financial statements and information) were excluded from the current report on Form 8-K filed on June 2, 2006, in reliance of Items 9.01(a)(4) and 9.01(b)(2), respectively.

ITEM 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following audited financial statements of Tai Na prepared by Zhong Yi (Hong Kong) C.P.A. Company Limited are set forth below: (i) balance sheet; (ii) statement of operations; (iii) statement of cash flows; (iv) statement of equity for the periods of October 28, 2006, through December 31, 2005, and from January 1, 2006 through April 30, 2006; and (v) the notes to the financial statements of said periods.

JIANGXI TAINA GUO YE YOU XIAN GONG SI

Financial Statements
For The Period From October 28, 2005
(Inception) to December 31, 2005
And Four Months Period Ended April 30, 2006

(With Report of Independent Registered Public Accounting Firm Thereon)

ZHONG YI (HONG KONG) C.P.A. COMPANY LIMITED

Certified Public Accountants

JIANGXI TAINA GUO YE YOU XIAN GONG SI

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners of
Jiangxi Taina Guo Ye You Xian Gong Si

We have audited the accompanying balance sheet of Jiangxi Taina Guo Ye You Xian Gong Si (“the Company”) as of December 31, 2005 and April 30, 2006 and the related statement of operations, owners’ equity and comprehensive income, and cash flows for the period from October 28, 2005 (Inception) to December 31, 2005 and four months period ended April 30, 2006. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jiangxi Taina Guo Ye You Xian Gong Si as of December 31, 2005 and April 30, 2006 and the results of operations and cash flows for the period from October 28, 2005 (Inception) to December 31, 2005 and four months period ended April 30, 2006 and in conformity with accounting principles generally accepted in the United States of America.

/s/ Zhong Yi (Hong Kong) C.P.A. Company Limited
Certified Public Accountants

Hong Kong, China
June 6, 2006

JIANGXI TAINA GUO YE YOU XIAN GONG SI BALANCE SHEETS AS OF DECEMBER 31, 2005 AND APRIL 30, 2006 (Currency expressed in United States Dollars (“US$”))

	April 30, 2006	December 31, 2005
ASSETS

Current assets:
Cash and cash equivalents	$1,011,724	$61,490
Accounts receivable, trade	44,581	-
Inventories	2,463	-
Prepaid expenses and other current assets	299	-

Total current assets	1,059,067	61,490

Plant and equipment, net	268,037	-

TOTAL ASSETS	$1,327,104	$61,490

LIABILITIES AND OWNERS’ EQUITY

Current liabilities:
Accounts payable, trade	$57,805	$-
Other payables and accrued liabilities	271,211	-
Value added tax payables	1,381	-

Total current liabilities	330,397	-

Non-current liability:
Loan due to owners	935,162	-

TOTAL LIABILITIES	1,265,559	-

Owners’ equity:
Registered capital of Renminbi 500,000 (US$62,344) fully paid in 2005	$62,344	$62,344
Accumulated other comprehensive income	4	-
Accumulated deficit	(803)	(854)

Total owners’ equity	61,545	61,490

TOTAL LIABILITIES AND OWNERS’ EQUITY	$1,327,104	$61,490

See accompanying notes to financial statements.

JIANGXI TAINA GUO YE YOU XIAN GONG SI
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 28, 2005
(INCEPTION) TO DECEMBER 31, 2005 AND
FOUR MONTHS PERIOD ENDED APRIL 30, 2006
(Currency expressed in United States Dollars (“US$”))

	2006	2005

Revenue	$201,830	$-

Cost of good sold	(186,299)	-

Gross profit	15,531	-

Operating expenses:
Selling and marketing	(6,404)	-
General and administrative	(9,160)	(854)

Total operating expenses	(15,564)	(854)

Loss from operations	(33)	(854)

Other income:
Interest income	84	-

Income (loss) before tax	51	(854)

Income tax	-	-

Net income (loss)	51	(854)

See accompanying notes to financial statements.

JIANGXI TAINA GUO YE YOU XIAN GONG SI
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 28, 2005
(INCEPTION) TO DECEMBER 31, 2005 AND
FOUR MONTHS PERIOD ENDED APRIL 30, 2006
(Currency expressed in United States Dollars (“US$”))

	2006	2005
Cash flows from operating activities:
Net income (loss)	$51	$(854)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	14	-
Changes in assets and liabilities:
Accounts receivable	(44,581)	-
Inventories	(2,463)	-
Prepaid expenses and other assets	(299)	-
Accounts payable	57,805	-
Other payables and accrued liabilities	271,211	-
Income tax payable	-	-
Value added tax payable	1,381	-

Net cash provided by operating activities	283,119	(854)

Cash flows from investing activities:
Purchase of plant and equipment	(268,051)	-

Net cash used in investing activities	(268,051)	-

Cash flows from financing activities
Addition in loan due to owners	935,162	-
Contribution to registered capital	-	62,344

Net cash provided by financing activities	935,162	62,344

Foreign currency translation adjustment	4	-

NET CHANGE IN CASH AND CASH EQUIVALENTS	950,234	61,490

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR/PERIOD	61,490	-

CASH AND CASH EQUIVALENTS, END OF YEAR/PERIOD	$1,011,724	$61,490

Non-cash transaction:
Comprehensive income	$4	$-

See accompanying notes to financial statements.

JIANGXI TAINA GUO YE YOU XIAN GONG SI
STATEMENT OF OWNERS’ EQUITY
AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM OCTOBER 28, 2005
(INCEPTION) TO DECEMBER 31, 2005 AND
FOUR MONTHS PERIOD ENDED APRIL 30, 2006
(Currency expressed in United States Dollars (“US$”))

	Registered Capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Total

Capital contribution by owners	$62,344	$-	$-	$62,344

Net loss for the period	-	(854)	-	(854)

Balance at December 31, 2005	$62,344	$(854)	$-	$61,490

Foreign currency adjustment	$-	$-	$4	$4

Net profit for the period	-	51	-	51

Balance at April 30, 2006	$62,344	$(803)	$4	$61,545

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND BUSINESS BACKGROUND

Jiangxi Taina Guo Ye Yon Xian Gong Si (“the Company”) was incorporated as a limited liability company in the People’s Republic of China (“PRC”) on October 28, 2005 with its principal place of business in Nanfeng Town, Jiangxi Province, the PRC. The Company is principally engaged in manufacturing, trading and distributing of non-alcoholic and alcoholic beverages in the PRC.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

•	Basis of Presentation
These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

•	Use of Estimates
In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

•	Revenue Recognition
The Company derives revenues from the resale of non-alcoholic and alcoholic beverages purchased from third parties. In accordance with the SEC’s Staff Accounting Bulletin No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectibiligy is reasonably assured. The Company’s sales arrangements are not subject to warranty.

The Company did not record any product returns for the period from October 28, 2005 (Inception) to December 31, 2005 and four months period ended April 30, 2006.

•	Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Accounts Receivable
Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of December 31, 2005 and April 30, 2006, the Company did not record an allowance for doubtful accounts, nor have there been any write-offs since inception.

•	Inventory
Inventory consists of finished goods and is valued at lower of cost or market value, cost being determined on the first-in, first-out method. The Company periodically reviews historical sales activity to determine excess, slow moving items and potentially obsolete items and also evaluates the impact of any anticipated changes in future demand. The Company provides inventory allowances based on excess and obsolete inventories determined principally by customer demand.

•	Plant and Equipment
Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following estimated useful lives, taking into account any estimated residual value:

	Depreciable Life	Residual Value
Plant and machinery	10-12 years	5%
Furniture, fixture and equipment	5-6 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

•	Impairment of Long Lived Assets
In accordance with Statement of Financial Accounting Standards No. 121, “Accounting for the impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of’, a long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For the purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets. The Company reviews long-lived assets, if any, to determine the carrying values are not impaired.

•	Advertising Cost
The Company expenses advertising costs as incurred in accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-7, “Reporting for Advertising Costs”. Advertising expenses amounted to nil and $113 for the period from October 28, 2005 (Inception) to December 31, 2005 and four months period ended April 30, 2006.

•	Comprehensive Income
Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in owners’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•	Income Taxes
The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss)/income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

•	Foreign Currencies Translation
The functional currency of the Company is the People’s Republic of China Renminbi (“RMB”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company. The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date. The statement of operations is translated using a weighted average rate for the year. Translation adjustments are reflected as cumulative translation adjustments in owners’ equity.

•	Segment Reporting
SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one principal reportable segment.

•	Fair Value of Financial Instruments
The carrying value of the Company’s financial instruments, which include cash and cash equivalents, accounts receivables, accounts payable and accrued liabilities, approximate their fair values due to the short-term maturity of these instruments.

•	Recently Issued Accounting Standard
In December 2004, the FASB issued SFAS No.123R, "Share-Based Payment" ("SFAS 123R"). SFAS 123R revises FASB Statement No. 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees". SFAS 123R requires all public and non-public companies to measure and recognize compensation expense for all stock-based payments for services received at the grant-date fair value, with the cost recognized over the vesting period (or the requisite service period). SFAS 123R is effective for small business issuers for all interim periods beginning after December 15, 2005. The adoption of SFAS 123R did not have a material impact on the Company's financial statements or results of operations.

SFAS No. 123R permits public companies to adopt its requirements using one of two methods. A “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS No. 123R for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123 for all awards granted to employees prior to the effective date of SFAS No. 123R that remain unvested on the effective date. A “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts previously recognized under SFAS No. 123 for purposes of pro forma disclosures either (a) all prior periods presented or (b) prior interim periods of the year of adoption. The Company has yet to determine which method to use in adopting SFAS No. 123R.

In November 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 151 "Inventory Costs - an amendment of ARB No. 43, Chapter 4" ("SFAS 151"). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to costs of conversion be based upon the normal capacity of the production facilities. The provisions of SFAS 151 are effective for fiscal years beginning after June 15, 2005. As such, the Company has adopted these provisions, if any, at the beginning of the fiscal year 2006.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No.29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. The Company does not expect the adoption of SFAS 154 to have a material effect on the Company’s financial statements.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

3.  ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open account terms and in accordance with its general credit policy. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, management has determined that no provision for uncollectible accounts is required as of April 30, 2006.

4.	INVENTORIES
	April 30, 2006	December 31, 2005

Finished goods	$2,463	$-

For four months period ended April 30, 2006, no provision for obsolete inventories was recorded by the Company.

5.	PLANT AND EQUIPMENT, NET
	April 30, 2006	December 31, 2005

Plant and machinery	$266,858	$-
Furniture, fixture and equipment	1,193	-
	268,051	-
Less: Accumulated depreciation	(14)	-
Plant and equipment, net	$268,037	$-

Depreciation expense for four months period ended April 30, 2006 was $14.

6.	OTHER PAYABLES AND ACCRUED LIABILITIES
	April 30, 2006	December 31, 2005

Salary payable	$4,618	$-
Equipment payable	265,611	-
Welfare payable	942	-
Other accrued liabilities	40	-
	$271,211	$-

7. LOAN DUE TO OWNERS

On March 17, 2006, the individual owners advanced RMB7,500,000 (equivalent to US$935,165) to the Company. The balance is unsecured, non-interest bearing and repayable over 12 months.

8. TAXATION

The Company is subjected to taxes in China. Pursuant to the PRC Income Tax Laws, the Company is generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

During the period from October 28, 2005 (Inception) to December 31, 2005 and four months period ended April 30, 2006, the Company did not derive any operating profit and no income tax is charged accordingly.

The following is a reconciliation between the EIT statutory rate to which the Company is subject to and the effective tax rate of the Company:

	Four months ended April 30, 2006	Period from October 28, 2005 (inception) to December 31, 2005

EIT statutory rate	33%	33%
Adjusted for:-
- Effect of tax loss during the period	-	(33%)
- Effect of tax loss carry-forwards from prior periods	(33%)	-
Effective EIT rate	-	-

No provision for deferred taxation has been made in the financial statements as there is no the effect of timing difference to the Company.

9.      COMMITMENTS AND CONTINGENCIES

As of April 30, 2006, the Company has lease commitments for office and warehouse premises expiring on July 31, 2006. During the period from October 28, 2005 (Inception) to December 31, 2005 and four months period ended April 30, 2006, the Company incurred rental expense of nil and $75.

10. OWNERS’ EQUITY

In accordance with the Company’s Articles of Association, the registered capital as at October 28, 2005 (date of inception) was $62,344 (RMB500,000) which was fully paid-up in November 2005.

11. STATUTORY RESERVES

(a)  China contribution plan
Full-time employees of the Company are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. The Company is required to accrue for these benefits based on certain percentages of the employees’ salaries. The total contributions made for such employee benefits were nil and $1,890 for the period from October 28, 2005 (Inception) to December 31, 2005 and four months period ended April 30, 2006.

(b)  Statutory reserves
The Company is required to make appropriations to three reserves funds, the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company’s registered capital. Appropriation to the statutory public welfare fund is 10% of the after-tax net earnings determined in accordance with PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. However, as the Company did not derive profits during the period, no appropriation is required for the period. In addition, no appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

12.      CONCENTRATIONS AND RISKS

(a) Major Customers and Vendors
100% of the Company’s assets were located in China and 100% of the Company’s revenues were derived from customers located in China. Customers and vendors who account for 10% or more of revenues and purchases are presented as follows:

No revenue and cost of goods sold were derived from major customers and vendors in 2005 since the operation was commenced in February 2006.

For four months period ended April 30, 2006,
Customers	Revenues		Accounts Receivable

Customer A	$28,513	13%	$ 11,550

The amount of US$11,550 due from Customer A was subsequently settled in May 2006.
Vendors	Purchase		Accounts Payable

Vendor A	$186,299	100%	$ 57,805

(b) Credit Risk
Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

ITEM 9.01(b) - PROFORMA FINANCIAL INFORMATION

The following pro forma financial statements, of Registrant and Tai Na are set forth below: (i) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of Diversified Financial Resources Corp. and Tai Na as of April 30, 2006; (ii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the four months ended April 30, 2006; and (iii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of Diversified Financial Resources Corp. as of April 30, 2006 as if the merger with Tai Na had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for Diversified Financial Resources Corp. for the four months ended April 30, 2006 and for the year ended December 31, 2005, as if the merger had been completed as of those dates. The merger was actually consummated on May 31, 2006.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Registrant’s financial statements and related notes thereto contained in Registrant’s SEC quarterly and annual filings (including the current reports on Form 8-K filed with the Commission in connection with the reverse merger) and Tai Na’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

DIVERSIFIED FINANCIAL RESOURCES CORP. AND JIANG XI TAI NA GUO YE YOU XIAN GONG SI
Consolidated (Unaudited) Condensed Balance Sheet
As of April 30, 2006

	Diversified	Jiang Xi
	Financial	Tai Na Guo
ASSETS	Resources	Ye You Xian	(Unaudited)		(Unaudited)
	Corp.	Gong Si	Adjustments		Total
CURRENT ASSETS
Cash and Cash Equivalents	$39,975	$1,011,724	$-		$1,051,699
Accounts Receivable, Trade	-	44,581	-		44,581
Receivable - JR Chapman	5,194	-	-		5,194
Inventories	-	2,463	-		2,463
Prepaid Expenses and Other Current Assets	4,882	299	-		5,181
TOTAL CURRENT ASSETS	50,051.0	1,059,067.0	-		1,109,118

PROPERTY AND EQUIPMENT
Property and Equipment	1,028	268,051	-		269,079
Accumulated Depreciation	(200)	(14)	-		(214)
Net Property and Equipment	828	268,037	-		268,865

OTHER ASSETS
Note Receivable	110,906	-	-		110,906
Oil and Gas Investment	39,000	-	-		39,000
Net Other Assets	149,906	-	-		149,906

TOTAL ASSETS	$200,785	$1,327,104	$-		$1,527,889

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts Payable, Trade	$183,889	$57,805	-		$241,694
Other Payables and Accrued Liabilities	454,591	271,211	-		725,802
Litigation Settlement Payable	120,000	-	-		120,000
Purchase Price Payable	1,000,000	-	-		1,000,000
Notes Payable - Related Parties	143,086	-	-		143,086
Value Added Tax Payables	-	1,381	-		1,381
TOTAL CURRENT LIABILITIES	1,901,566	330,397	-		2,231,963

LONG-TERM LIABILITIES
Loan Due to Owners	$-	$935,162	-		$935,162
	-	935,162	-		935,162

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Stock Series A ($.001 par value, 200,000,000 authorized:
13,150 shares issued and outstanding)	$13	-	-		$13
Preferred Stock Series B ($.001 par value, 200,000,000 authorized:
12,100,000 shares issued and outstanding)	1,210	-	-		1,210
Common Stock (no par value, 10,000,000,000 shares authorized:
2,866,323 shares issued and outstanding)	18,983,075	-	-		18,983,075
Registered Capital	-	62,344	(62,344)	A	-
Accumulated Other Comprehensive Income	(65,001)	4	-		(64,997)
Additional Paid-in-Capital	473,136	-	61,541	A	534,677
Accumulated Deficit	(21,093,214)	(803)	803	A	(21,093,214)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(1,700,781)	61,545	-		(1,639,236)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$200,785	$1,327,104	$-		$1,527,889

See accompanying notes to (unaudited) pro forma financial statements.

DIVERSIFIED FINANCIAL RESOURCES CORP. AND JIANG XI TAI NA GUO YE YOU XIAN GONG SI
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Four Months Ended April 30, 2006

	Diversified	Jiang Xi
	Financial	Tai Na Guo	(Unaudited)	(Unaudited)
	Resources	Ye You Xian	ProForma	ProForma
	Corp.	Gong Si	Adjustments	Total
SALES AND COST OF GOODS SOLD:
Sales	$-	$201,830	$-	$201,830
Cost of Goods Sold	-	186,299	-	186,299
Gross Profit	-	15,531	-	15,531

OPERATING EXPENSES:
Selling, general and administrative	109,725	15,564	-	125,289
Consulting fees	-	-	-	-
	109,725	15,564	-	125,289

OPERATING LOSS	(109,725)	(33)	-	(109,758)

OTHER EXPENSE:
Interest expense (income)	500	(84)	-	416

Net income (loss) from continuing operations	(110,225)	51	-	(110,174)

Income from discontinued operations	56,334	-	-	56,334

NET INCOME (LOSS)	$(53,891)	$51	$-	$(53,840)

See accompanying notes to (unaudited) pro forma financial statements.

DIVERSIFIED FINANCIAL RESOURCES CORP. AND JIANG XI TAI NA GUO YE YOU XIAN GONG SI
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2005

	Diversified	Jiang Xi
	Financial	Tai Na Guo	(Unaudited)	(Unaudited)
	Resources	Ye You Xian	ProForma	ProForma
	Corp.	Gong Si	Adjustments	Total
SALES AND COST OF GOODS SOLD:
Sales	$-	$-	$-	$-
Cost of Goods Sold	-	-	-	-
Gross Profit	-	-	-	-

OPERATING EXPENSES:
Selling, general and administrative	880,544	854	-	881,398
Consulting fees	-	-	-	-
	880,544	854	-	881,398

OPERATING LOSS	(880,544)	(854)	-	(881,398)

OTHER (INCOME) EXPENSE:
Gain on sale of note receivable	(30,000)	-	-	(30,000)
Interest expense	52,286	-	-	52,286
Net other expense	22,286	-	-	22,286

Net (loss) from continuing operations	(902,830)	(854)	-	(903,684)

Income from discontinued operations	528,878	-	-	528,878

NET (LOSS)	$(373,952)	$(854)	$-	$(374,806)

See accompanying notes to (unaudited) pro forma financial statements.

DIVERSIFIED FINANCIAL RESOURCES CORP. AND JIANG XI TAI NA GUO YE YOU XIAN GONG SI
Adjustments to Consolidated (Unaudited) Condensed Pro Forma Statements
April 30, 2006

On April 1, 2006, Diversified Financial Resources Corp. executed a Plan of Exchange  between and among the registrant, Jiang Xi Tai Na Guo Ye You Xian Gong Si (Tai Na), a PRC  corporation, the shareholders of Tai Na, and the majority shareholder of the Registrant.  An executed copy of the agreement is attached to Form 8-K dated June 1, 2006.  On May 31, 2006, the majority shareholder of the registrant, delivered the 13,150 convertible Series A preferred shares and the 12,100,000 non-convertible Series B  preferred shares to the Tai Na shareholders in exchange for a cash payment and the  registrant issued 375,000,000 common shares in exchange for all of the capital of Tai Na.  Tai Na became a wholly owned subsidiary of the registrant. The transaction is accounted  for as a reverse purchase acquisition/merger wherein Diversified Financial is the accounting  acquirer and Tai Na is the legal acquirer. Accordingly, the accounting acquirer records all of the assets purchased and liabilities assumed as part of the merger and the entire  equity section of the legal acquirer is eliminated with negative book value acquired offset  against the paid in capital of the accounting acquirer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED FINANCIAL RESOURCES CORP.

Date: July 6, 2006	By:	/s/ Chen, Quan Long
Chen, Quan Long Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10	Plan of Exchange, dated April 1, 2006.